                                                      The New Germany Fund, Inc.
[LOGO APPEARS HERE]

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                 August 13, 1999

Dear Shareholder,

   During the second quarter ended June 30, 1999, the net asset value per share of the New Germany Fund declined 0.6%, in US dollar terms compared to a rise of 1.2% in the Fund's benchmark, the MDAX Index. The Fund's share price, however, outperformed the index by 0.9%, rising 2.1%.

   After a relatively poor performance during the first quarter of 1999, the German equity market began to bounce back during the second quarter, outperforming the other European markets by over 5% in US dollar terms. The main reasons for the upturn in equity prices are the tax relief laws passed this spring and the improved economic outlook for Germany. Manufacturing activity and industrial production is increasing to keep up with a surge in export orders, especially from Asia and Eastern Europe. We expect exports will be the largest stimulus for growth in 2000, expanding over 6% in real terms compared to an increase of only 0.5% in 1999. A significant factor is that growth across Europe is stronger than expected, and countries outside Euroland, such as the UK, have avoided recessions. As a result, business confidence is rising, rebounding from a year and a half low. Furthermore, consumer confidence is still at record highs, backed by the highest increase in real income since 1992. Wage increases in the public sector of 3.5% represents a considerable improvement in real purchasing power, given the low inflation rate. Combined with a stabilization of the unemployment rate at current level, we expect private consumption to continue to fuel economic growth in the second half of the year. Going forward, corporate Germany should begin to see the benefits of both the weak Euro and the one-half percentage reduction in interest rates by the European Central Bank, both of which will fuel economic growth. As a result, forecasted GDP growth for Germany has been revised upward to 3.0% in 2000 from 1.6% this year.

   The New Germany Fund continues its open-market share purchases and bought 1,714,500 shares during the first six months of the year. The Fund's discount to net asset value has fallen from 22.6% at the beginning of the year to 11.0% at the time of this writing. Management believes that the shares are attractively priced and continues to buy them back in an ongoing effort to enhance shareholder value.

   You will see a familiar name as a co-signer of this letter, Christian Strenger. Mr. Strenger, for many years our Fund's President and Chief Executive Officer, was elected Chairman of the Board at the July 12th Board of Directors meeting. (Please see page six of this report).


                             Sincerely,




/s/ Christian Strenger                /s/ Kenneth J. Tarr
Christian Strenger                    Kenneth J. Tarr
Chairman                              President and
                                      Chief Executive Officer

FUND HISTORY AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

STATISTICS:

Net Assets ....................................................  $423,367,122
Shares Outstanding ............................................    28,828,142
NAV Per Share .................................................        $14.69

TOTAL RETURNS:
  Period                                                                NAV
  ------                                                             ---------
6 months ended 6/30/99 ........................................       (11.19)%
1 year ended 12/31/98 .........................................        23.85%
3 years ended 12/31/98* .......................................        17.82%
5 years ended 12/31/98* .......................................        12.96%
*  Average annual return

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:
 Record                                   Ordinary      LT Capital
  Date                                     Income          Gains        Total
--------                                  ---------     ----------    ---------
11/16/98 .............................      $1.00          $2.66        $3.66
11/17/97 .............................      $1.06          $0.92        $1.98
9/3/97 ...............................      $0.21          $0.13        $0.34
12/19/96 .............................      $0.37          $1.03        $1.40
12/27/95 .............................      $0.16          $0.25        $0.41

OTHER INFORMATION:

NYSE Ticker Symbol ...............................................         GF
NASDAQ Symbol ....................................................       XGFX
Dividend Reinvestment Plan .......................................        Yes
Voluntary Cash Purchase Program ..................................        Yes
Annual Expense Ratio .............................................      1.08%

PERFORMANCE
--------------------------------------------------------------------------------

                                               [BAR CHART]

                           Six months ended 6/30/99        Year ended 12/31/98
                           ------------------------        -------------------

NET ASSET VALUE                    (11.19%)                       23.85%

MARKET VALUE                        (5.80%)                       21.58%

MDAX                               (10.14%)                       14.62%

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                                 [PIE CHART]

Publishing (1.5%)
Machinery/Engineering (7.7%)
Cosmetics (4.9%)
Food (2.8%)
Manufacturing (1.1%)
Telecommunications (7.5%)
Electrical (5.0%)
Utilities (1.5%)
Automotive (1.1%)
Financial (1.2%)
Insurance (19.4%)
Business Services (1.3%)
Data Processing (1.8%)
Apparel (3.7%)
Pharmaceutical (11.3%)
Healthcare (1.9%)
Computer Services (1.1%)
Medical Equipment (13.8%)
Banking (7.7%)
Construction Materials (3.7%)


10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 1999
--------------------------------------------------------------------------------

                                              % of                                        % of
                                            Portfolio                                   Portfolio
                                            ---------                                   ---------

1. Deutsche Pfandbrief-und Hypothekenbank      7.7      6. Merck                            4.7
2. Fresenius                                   7.3      7. AXA Colonia Konzern              4.7
3. Ergo Versicherungs                          6.0      8. Heidelberger Druckmaschinen      4.1
4. Marschollek Laut & Partner                  5.8      9. Fresenius Medical Care           4.0
5. Wella                                       4.9     10. Dyckerhoff                       3.7

INTERVIEW WITH THE PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Question: In the "Letter to Shareholders", you mention that Germany's GDP growth is expected to increase to 3.0% in 2000, from just 1.6% in 1999. Why are you so positive on Germany?

Answer: Towards the end of 1998 and into the first quarter of this year, there was a noticeable decline in Europe's exports resulting from the emerging market crisis in Asia, Latin America, and Eastern Europe. Germany was especially affected by this crisis because of its role as Europe's largest exporter. With global growth on the upswing, Germany should now be among the greatest beneficiaries. Exports should surge by 6.7% in 2000, compared to an increase of only 0.5% in 1999. We expect a strong increase in exports to Central Europe, the Far East, and some recovery in exports to Russia. We also project a considerable upturn in intra-European trade, as most countries participating in the EMU will register stronger economic growth. In addition, the labor market will probably also benefit from the pick-up in growth. We expect the employment figure to rise by roughly 140,000 next year. This will give an additional boost to the already robust private consumption. Private consumption in 2000 will remain strong due to noticeably higher real wage increases and slightly faster employment gains. Sustained consumer confidence and markedly higher disposable incomes will support the propensity to spend. In addition, one of the aims of the recently passed tax relief laws is to stimulate investment activity. Investment in plant and equipment has lately been up markedly. The boost in investment activity is coming from better prospects for higher sales and earnings, as well as low interest rates. Taking into account all the above factors, Germany's GDP growth looks set to grow by at least 3% next year.

Question: Can you go into more detail on the proposed tax reform laws and why the impact will be on corporate Germany?

Answer: The first stage of the government's income tax reform was introduced at the beginning of this year. The second stage, set to take place in 2000, foresees a further increase in the basic tax-free allowance, a reduction in the lowest income tax by 1%, to 23%, and a cut in the top income tax rate by 2%, to 51%. The main beneficiaries of these reforms is the general public, which will now have more disposable income. The corporate tax reform is scheduled to take place in 2001 in order to have more time to prepare. The central aim of the corporate tax reform is to lower the overall tax burden for companies from over 50% currently to just over 35%. In the long-term, the impact of these reforms will be increased corporate earnings, higher foreign direct investments, and more job creations.

Question: The Fund's discount to net asset value has decreased considerably this year. Can you explain this recent development?

Answer: The discount is primarily determined by the market and is therefore difficult to explain. However, we believe that two events may have a positive effect on the discount. First, the managers of the Fund have been actively buying shares of the Fund in the open market when warranted by the discount level. Second, we believe investors are diversifying globally due to the extremely high price valuations of US equities. According to Morgan Stanley Dean Witter's Composite Valuation Indicator (averaging prospective 1999 and 2000 valuation ratios expressed as a percentage of their respective ten-year averages), the US equity market is valued at a 53% premium to its 10-year average, making it the most expensive developed market on every single valuation method. On the other hand, Germany's valuations are at a 6% discount to historical averages, making it much more attractive than US equities.

Hanspeter Ackermann
Portfolio Manager of the New Germany Fund

REPORT OF INVESTMENT ADVISOR AND MANAGER
--------------------------------------------------------------------------------

Outlook for the German Economy

Germany: The outlook for a sustained recovery in the global economy has continued to brighten during the second quarter. Following this year's dip, GDP growth in Germany is likely to pick up noticeably in 2000, with exports being the driving force. Exports to Southeast Asia and Eastern European reform countries are likely to rise noticeably, and a significant boost will come from Western Europe. Economic growth in Euroland is picking up faster than expected, and countries outside Euroland, such as the UK, have been able to avoid going into a recession. In addition, German exporters should continue to benefit from the weakness of the Euro.

   Private consumption will continue to support economic growth next year. This is largely due both further reductions in the tax rate for the lowest income tax bracket, and increases in child deductions. The tax reforms will bring relief to households of around DEM 13.5 billion next year. In addition, wage increases in the public sector of 3.5% represents a considerable improvement in real purchasing power, given the low inflation rate. Our forecast for real GDP growth in 2000 is 3%, up from just 1.6% in 1999. This would be the largest increase in economic growth since the early 90's.

   Longer term, the recently passed tax reforms offer huge potential for stimulating growth in Germany by making it one of the most attractive location within Europe to do business. By shifting from one of the highest taxed countries in Europe to one of the lowest, the potential is tremendous to increase foreign direct investment and stimulate job creation. The corporate tax reform passed this spring aims to lower the overall tax burden for companies from over 50% currently to just over 35% by 2001. At this level, corporate taxes would fall even below the level in the United States. At the same time, in order to stimulate the creation of new start-up companies, the income tax rate for entrepreneurial profits will be lowered to 35% from 45% currently. On these assumptions, there will be significant stimulus for growth.

The Fund's Portfolio Strategy

   The Fund maintains an overweight in financials as this sector represents compelling valuations. We believe long-term interest rates should retreat somewhat from current levels and insurance companies will be able to post a recovery. The Fund is under-weighted in the automotive sector due to increased price competition of low cost producers and the increasing stock of second-hand cars. In the telecommunications sector, we are, for now, maintaining our neutral stance on the sector. We expect further consolidation in the sector and above average growth potential in the mobile phone sector throughout Europe. Medium and small-cap companies continued to underperform the blue-chip sector during the second quarter. We believe mid-cap stocks continue to offer excellent value, as earnings growth for this group of stocks is expected to outpace the growth posted by larger companies while trading at lower multiples.

CHANGES TO THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

   At the July 12, 1999 meeting of the Board of Directors of the Fund in Berlin, several changes to the Board were voted on. First, Christian Strenger was elected Chairman of the Board. Since inception of the Fund until his return to Germany in 1991, Mr. Strenger served as its President and Chief Executive Officer. He has been a Director of the Fund all this time. Mr. Michael W.R. Dobson will continue as a Director.

SHARE BUY-BACKS INCREASED
--------------------------------------------------------------------------------

   The Directors of your Fund voted in March 1998 to increase the number of shares authorized for repurchase each year. The authorized limit of 5% will be net of all shares to be issued in the form of reinvested dividends, effective January 1, 1998. Thus the actual number of shares purchased in the open market can be considerably greater than 5%. For example, calendar year-to-date purchases of GF's shares represent 5.6% of the amount outstanding at the beginning of the year.

   Shares issued for dividends tend to remain in shareholders' accounts and do not increase the float in the market. The Directors continue to believe the Fund represents excellent value.

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

   The Fund has an attractive way to purchase additional shares at a reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

   Shares             Description                 Value
 ----------           -----------             ------------

INVESTMENTS IN GERMAN
  SECURITIES--83.0% OF NET ASSETS
            COMMON STOCKS--60.1%
            APPAREL--2.0%
      7,000 Hugo Boss ......................  $  8,414,440
                                              ------------
            BANKING--7.5%
    350,000 Deutsche Pfandbrief-und
              Hypothekenbank ...............    31,807,160
                                              ------------
            COSMETICS--2.9%
     19,000 Wella ..........................    12,263,313
                                              ------------
            DATA PROCESSING--1.7%
    225,000 LHS Group ......................     7,342,497
                                              ------------
            ELECTRICAL--2.3%
    430,000 Vossloh ........................     9,769,342
                                              ------------
            FINANCIAL--1.1%
     60,000 Consors Discount Broker ........     4,582,090
                                              ------------
            HEALTHCARE--1.2%
     50,000 Rhoen-Klinikum .................     4,982,778
                                              ------------
            INSURANCE--11.3%
     40,600 Aachen & Muenchener
              Beiteilgung ..................     4,129,871
    200,000 AXA Colonia Konzern ............    19,208,220
    210,000 Ergo Versicherungs .............    24,636,090
                                              ------------
                                                47,974,181
                                              ------------

            MACHINERY/ENGINEERING--6.2%
    350,000 Barmag .........................     6,325,288
    297,600 Heidelberger Druckmaschinen ....    16,995,432
    125,000 IWKA ...........................     2,839,925
                                              ------------
                                                26,160,645
                                              ------------

            MANUFACTURING--1.1%
    200,000 AGIV ...........................     4,539,749
                                              ------------
            MEDICAL EQUIPMENT--9.0%
     76,400 Fresenius ......................    11,598,047
    275,000 Fresenius Medical Care .........    16,443,166
    150,000 Qiagen .........................     9,991,373
                                              ------------
                                                38,032,586
                                              ------------

   Shares             Description                 Value
 ----------           -----------             ------------

            PHARMACEUTICAL--10.9%
    260,000 Altana .........................  $ 14,660,209
    265,000 Gehe ...........................    12,205,481
    600,000 Merck ..........................    19,542,815
                                              ------------
                                                46,408,505
                                              ------------
            PUBLISHING--1.4%
      6,000 Springer (Axel) ................     6,010,314
                                              ------------
            UTILITIES--1.5%
    405,400 Berliner Kraft und Licht .......     6,258,916
                                              ------------
            Total Common Stocks
              (cost $246,921,354) ..........   254,546,516
                                              ------------
            PREFERRED STOCKS--22.9%
            APPAREL--1.6%
      5,000 Hugo Boss ......................     6,712,550
                                              ------------
            AUTOMOTIVE--1.1%
      2,000 Porsche ........................     4,709,112
                                              ------------
            CONSTRUCTION MATERIALS--3.6%
     50,000 Dyckerhoff .....................    15,129,055
                                              ------------
            COSMETICS--1.9%
     11,000 Wella ..........................     8,008,589
                                              ------------
            FOOD--2.7%
     30,000 Suedzucker .....................    11,586,894
                                              ------------
            HEALTHCARE--0.7%
     29,600 Rhoen-Klinikum .................     2,903,952
                                              ------------
            INSURANCE--5.6%
     50,000 Marschollek Laut & Partner .....    23,855,369
                                              ------------
            MACHINERY/ENGINEERING--1.3%
    326,564 Jungheinrich ...................     5,392,510
                                              ------------
            MEDICAL EQUIPMENT--4.4%
    105,000 Fresenius ......................    18,596,345
                                              ------------
            Total Preferred Stocks
              (cost $88,291,779) ...........    96,894,376
                                              ------------
            Total Investments in
              German Securities
              (cost $335,213,133) ..........   351,440,892
                                              ------------

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- June 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

   Shares             Description                 Value
 ----------           -----------             ------------

INVESTMENT IN DUTCH
    COMMON STOCK--1.9%
            INSURANCE--1.9%
    150,000 Internationale Nederlanden Groep
              (cost $2,218,780) ............  $  8,132,513
                                              ------------

INVESTMENTS IN FINNISH
    COMMON STOCKS--4.6%
            COMPUTER SOFTWARE--1.1%
    110,000 TIETO ..........................     4,589,319
                                              ------------
            TELECOMMUNICATIONS--3.5%
    170,000 Nokia (A shares) ...............    14,922,515
                                              ------------
            Total Investments in
              Finnish Common Stocks
              (cost $8,562,493) ............    19,511,834
                                              ------------
INVESTMENTS IN FRENCH
    COMMON STOCKS--3.8%
            BUSINESS SERVICES--1.3%
     35,000 Cap Gemini Sogeti ..............     5,508,422
                                              ------------
            ELECTRICAL--2.5%
     16,000 Sagem ..........................    10,707,034
                                              ------------
            Total Investments in
              French Common Stocks
              (cost $14,020,267) ...........    16,215,456
                                              ------------
INVESTMENT IN IRISH
    COMMON STOCK--0.1%
            FINANCIAL--0.1%
     25,000 Irish Permanent
              (cost $264,431) ..............       264,629
                                              ------------

   Shares             Description                 Value
 ----------           ----------              ------------

INVESTMENT IN ITALIAN
    COMMON STOCK--3.2%
            TELECOMMUNICATIONS--3.2%
  2,275,000 Telecom Italia Mobile
              (cost $12,566,585) ...........  $ 13,612,380
                                              ------------
INVESTMENT IN LUXEMBOURG
    COMMON STOCK--0.6%
            TELECOMMUNICATIONS--0.6%
     15,550 SES FDR
              (cost $2,271,537) ............     2,256,217
                                              ------------

            Total Investments--97.2%
              (cost $375,117,226)...........   411,433,921
            Cash and other assets in
              excess of liabilities--2.8% ..    11,933,201
                                             -------------

            NET ASSETS--100% ...............  $423,367,122
                                             =============

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999  (unaudited)
--------------------------------------------------------------------------------

ASSETS

Investments, at value (cost $375,117,226) .................       $ 411,433,921
Cash and foreign currency .................................           3,344,867
Receivable for securities sold ............................          11,368,143
Dividend receivable .......................................             141,510
Foreign withholding tax refund receivable .................             867,237
Interest receivable .......................................              17,205
Other assets ..............................................              14,033
                                                                  -------------
   Total assets ...........................................         427,186,916
                                                                  -------------
LIABILITIES

Payble for securities purchased ...........................           3,063,833
Payable for shares repurchased ............................             283,949
Management fee payable ....................................             198,561
Investment advisory fee payable ...........................              94,751
Accrued expenses and accounts payable .....................             178,700
                                                                  -------------
   Total liabilities ......................................           3,819,794
                                                                  -------------
NET ASSETS ................................................       $ 423,367,122
                                                                  =============
Net assets consist of:
Paid-in capital, $.001 par
   (Authorized 80,000,000 shares) .........................       $ 463,077,313
Cost of 5,921,199 shares held in treasury .................         (92,300,613)
Undistributed net investment income .......................           2,467,171
Undistributed net realized gain on investments
   and foreign currency transactions ......................          13,862,560
Net unrealized appreciation of investments
   and foreign currency ...................................          36,260,691
                                                                  -------------
Net assets ................................................       $ 423,367,122
                                                                  =============
Net asset value per share
   ($423,367,122 divided by 28,828,142 shares of
   common stock issued and outstanding) ...................       $       14.69
                                                                  =============

STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

                                                                    For the six
                                                                    months ended
                                                                   June 30, 1999
                                                                   -------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign
      withholding taxes of $547,854) .........................     $  4,746,830
   Interest ..................................................           93,572
                                                                   ------------
   Total income ..............................................        4,840,402
                                                                   ------------
Expenses
   Management fee ............................................        1,268,110
   Investment advisory fee ...................................          603,537
   Reports to shareholders ...................................          119,717
   Custodian and Transfer Agent's
      fees and expenses ......................................          102,900
   Directors' fees and expenses ..............................           66,999
   Legal fee .................................................          114,447
   Audit fee .................................................           29,250
   NYSE listing fee ..........................................           19,007
   Miscellaneous .............................................           49,264
                                                                   ------------
   Total expenses ............................................        2,373,231
                                                                   ------------
Net investment income ........................................        2,467,171
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments ...............................................       26,787,436
   Foreign currency transactions .............................         (776,014)
Net change in unrealized appreciation/depreciation on:
   Investments ...............................................      (88,833,868)
   Translation of other assets and liabilities
      from foreign currency ..................................          (64,801)
                                                                   ------------
   Net loss on investments and foreign currency
      transactions ...........................................      (62,887,247)
                                                                   ------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................................     $(60,420,076)
                                                                   ============


See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENTS OF CHANGES IN
NET ASSETS (unaudited)
--------------------------------------------------------------------------------

                                              For the six          For the
                                              months ended        year ended
                                              June 30, 1999    December 31, 1998
                                              -------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income .................     $   2,467,171      $   1,426,505
   Net realized gain (loss) on:
      Investments ........................        26,787,436         91,805,410
      Foreign currency
        transactions .....................          (776,014)          (645,113)
   Net change in unrealized
      appreciation/depreciation
      on :
      Investments ........................       (88,833,868)        32,555,180
      Translation of other assets
        and  liabilities from
        foreign currency .................           (64,801)            61,211
                                               -------------      -------------
   Net increase (decrease) in net
      assets resulting
      from operations ....................       (60,420,076)       125,203,193
                                               -------------      -------------
Distributions to shareholders from:
   Net investment income .................            -              (1,577,499)
   Net realized foreign
      currency gains* ....................            -                (431,945)
   Net realized short term
      capital gains* .....................            -             (25,470,570)
   Net realized long term
      capital gains ......................            -             (73,370,541)
                                               -------------      -------------
                                                      -            (100,850,555)
                                               -------------      -------------
Capital share transactions:
   Net proceeds from
      reinvestment of dividends
      (0 and 5,282,875
      shares, respectively) ..............            -              71,405,414
   Cost of shares repurchased
      (1,714,500 and 7,213,444
      shares, respectively) ..............       (21,270,823)      (121,798,449)
                                               -------------      -------------
   Net decrease in net assets
      from capital share
      transactions .......................       (21,270,823)       (50,393,035)
                                               -------------      -------------
Total decrease in net assets .............       (81,690,899)       (26,040,397)
NET ASSETS
Beginning of period ......................       505,058,021        531,098,418
                                               -------------      -------------
End of period (including
   undistributed net investment
   income of $2,467,171 and
   $0, respectively) .....................     $ 423,367,122      $ 505,058,021
                                               =============      =============
--------
*Characterized as ordinary income for tax purposes.


NOTES TO FINANCIAL STATEMENTS --
June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Repurchase Agreements: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- June 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

Loans of Portfolio Securities: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros ("EUR") and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with and related undertaking by (collectively, the "Management Agreement") Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS -- June 30, 1999 (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1999, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, received $211,033 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 1999, were $54,460,460 and $75,837,904, respectively.

During the period November 1, 1998 to December 31, 1998, the Fund incurred capital losses and foreign currency losses of $9,118,046 and $1,575,957, respectively. These losses were deferred for federal income tax purposes to January 1, 1999.

NOTE 5. CAPITAL

During the six months ended June 30, 1999 and the year ended December 31, 1998, the Fund purchased 1,714,500 and 7,213,444 of its shares of common stock on the open market at a total cost of $21,270,823 and $121,798,449, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 18.1% and 15.6%, respectively. These shares are held in treasury.

NOTE 6. LITIGATION

On December 23, 1998, a complaint purporting to be a class action was filed against the Fund, its Manager, Investment Adviser and its Directors, alleging such parties failed to take adequate steps to diminish the trading discount of the Fund's shares. Management of the Fund believes that this claim is without merit and it intends to contest all allegations as well as the purported class status. Although the amount of loss, if any, cannot be estimated at the present time, management believes that it will not have a material adverse effect on the Fund's financial condition.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                     For the six
                                                     months ended                   For the year ended December 31,
                                                     June 30, 1999        1998       1997        1996        1995       1994
                                                    ---------------      ------     ------      ------      ------     ------
Per share operating performance:
Net asset value:
Beginning of period ...............................     $   16.54      $   16.35  $   17.20   $   15.28   $   14.54  $   14.25
                                                        ---------      ---------  ---------   ---------   ---------  ---------
Net investment income .............................           .09            .06        .08         .10         .15        .14
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ..         (2.10)          3.54       1.46        3.09         .98        .88
                                                        ---------      ---------  ---------   ---------   ---------  ---------
Increase (decrease) from investment operations ....         (2.01)          3.60       1.54        3.19        1.13       1.02
                                                        ---------      ---------  ---------   ---------   ---------  ---------
Increase resulting from share repurchases .........           .16            .73        .15         .13         .02        .01
                                                        ---------      ---------  ---------   ---------   ---------  ---------
Distributions from net investment income ..........            --           (.06)      (.03)       (.06)       (.13)      (.14)
Distributions from net realized
   foreign currency gains+ ........................            --           (.02)        --          --        (.03)      (.02)
Distributions from net realized
   short-term capital gains+ ......................            --           (.92)     (1.24)       (.31)         --         --
Distributions from net realized
   long-term capital gains ........................            --          (2.66)     (1.05)      (1.03)       (.25)        --
                                                        ---------      ---------  ---------   ---------   ---------  ---------
Total distributions ...............................            --          (3.66)     (2.32)      (1.40)       (.41)      (.16)
                                                        ---------      ---------  ---------   ---------   ---------  ---------
Dilution in NAV from dividend reinvestment ........            --           (.48)      (.22)         --          --         --
                                                        ---------      ---------  ---------   ---------   ---------  ---------
Dilution in NAV from rights offering ..............            --             --         --          --          --       (.56)
                                                        ---------      ---------  ---------   ---------   ---------  ---------
Offering costs charged to capital .................            --             --         --          --          --       (.02)
                                                        ---------      ---------  ---------   ---------   ---------  ---------
Net asset value:
   End of period ..................................     $   14.69      $   16.54  $   16.35   $   17.20   $   15.28  $   14.54
                                                        =========      =========  =========   =========   =========  =========

Market value:
   End of period ..................................     $ 12.1875      $ 12.9375  $   13.50   $  13.375   $   11.63  $   11.50
Total investment return for the period:++
   Based upon market value ........................         (5.80)%        21.58%     18.36%      27.10%       4.65%    (12.00)%
   Based upon net asset value .....................        (11.19)%        23.85%      8.48%      21.73%       7.91%    4.19%+++
Ratio to average net assets:
   Total expenses .................................           1.08%*         .98%       .99%       1.01%       1.01%       1.02%
   Net investment income ..........................           1.12%*         .25%       .41         .58%        .93%        .91%
Portfolio turnover ................................          12.42%        63.27%     75.97%        109%         45%         46%
Net assets at end of period (000's omitted) .......      $ 423,367     $ 505,058  $ 531,098   $ 549,127   $ 496,201   $ 472,591

--------------
  + Characterized as ordinary income for tax purposes.
 ++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchaing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.
+++ Adjusted for the dilutive effect of the rights offering completed in June
    1994.
  * Annualized.

REPORT OF
STOCKHOLDERS' MEETING (unaudited)
--------------------------------------------------------------------------------

    The Fund held its Annual Meeting of Stockholders on June 7, 1999. The two matters voted upon by stockholders and the resulting votes for each matter were as follows:

                                                Voting Results*
                                               ----------------
                                                 Against/
                                           For   Withheld   Abstained
                                          -----  --------- -----------
1. Election of the following Directors:
      John A. Bult..................      21,217     336       --
      John H. Cannon................      21,212     342       --
      Robert H. Wadsworth...........      21,216     338       --
      Peter Zuhlsdorff..............      21,209     344       --

2. Selection of Independent
      Accountants                         21,357      86      111

-------
*   In thousands of shares.

THE YEAR 2000 ISSUE (unaudited)
--------------------------------------------------------------------------------

Background. Investment companies, as well as financial and business organizations around the world, could be adversely affected if the computer systems and embedded technology used by them and their service providers do not properly process and calculate date-related information and data from and after January 1, 2000. Investment companies are, to a much greater extent than other business organizations, dependent on their service providers for Year 2000 readiness.

Directors' Review. At each quarterly meeting, the Fund's Board of Directors receives and reviews progress reports from the Fund's principal service providers as to their Year 2000 readiness. To date the Board is satisfied that these service providers, which are the Deutsche Bank AG affiliates that act as the Fund's Manager and Investment Adviser and Investors Bank & Trust Company ("IBT"), the Fund's custodian, transfer agent and registrar, are making satisfactory progress as to their own readiness efforts involving their services to the Fund. Each has confirmed that it expects its "mission critical systems" to be compliant.

   The Fund will continue to receive updates from these and other outside vendors as they become available.

   Since the Fund has investments in securities whose issuers may be materially adversely impacted by the Year 2000 issue, the Fund could also be adversely affected by problems of these issuers. Due to the general uncertainty inherent in the Year 2000 problem, resulting in part from the uncertainty of the Year 2000 readiness of third-party suppliers to the Fund's service providers, it remains possible that the consequences of Year 2000 failures will have a material impact on the Fund's results of operations, liquidity or financial condition.

Contingency Plan. Based on the representations made by its service providers, the Fund has not made any contingency plans relating to their services. The Fund's Directors will reassess the need for contingency plans during 1999 if progress of its service providers in achieving Year 2000 readiness falls behind current expectations.

This statement constitutes a Year 2000 readiness disclosure.

DEUTSCHE BANK AG ACQUIRES BANKERS
TRUST CORPORATION
--------------------------------------------------------------------------------

   On June 4, 1999, Deutsche Bank AG acquired Bankers Trust Corporation, creating the largest banking firm in the world. This will enable the combined entity to build upon Deutsche Bank's worldwide investment banking, custody, asset management, and private banking businesses. With Bankers Trust, Deutsche Bank not only broadens its own investment banking products, but expands its presence in the important American market. Combined assets under management are over $600 billion, making Deutsche Bank one of the largest fund managers in the world.

   Deutsche Bank and Bankers Trust each have a tradition of client service that is many decades old, and that forms the core of each firm's corporate culture. This combination is a reaffirmation of the commitment to continue to deliver the best financial products and services available worldwide.

EXECUTIVE OFFICES
31 West 52nd Street, New York, NY 10019

(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER
Deutsche Bank Securities Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company

LEGAL COUNSEL
Sullivan & Cromwell


DIRECTORS AND OFFICERS

   CHRISTIAN STRENGER
   Chairman and Director

   JOHN A. BULT
   Director

   JOHN H. CANNON
   Director

   MICHAEL W.R. DOBSON
   Director

   RICHARD KARL GOELTZ
   Director

   DR. FRANZ WILHELM HOPP
   Director

   ERNST-ULRICH MATZ
   Director

   DR. FRANK TROMEL
   Director

   ROBERT H. WADSWORTH
   Director

   PETER ZUHLSDORFF
   Director

   KENNETH J. TARR
   President and Chief Executive Officer

   ROBERT R. GAMBEE
   Chief Operating Officer and Secretary

   JOSEPH M. CHEUNG
   Chief Financial Officer and Treasurer


VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                       Tel. 1-800-437-6269 (1-800-GERMANY)

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MDAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

                                    [LOGO]

-----------
All investment management decisions are made by a committee of United States and German advisors.

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The New Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "GF". The Fund seeks capital appreciation primarily through investment in German equities. It is managed by Deutsche Bank Securities Inc., using investment advice from the Deutsche Asset Management International GmbH unit of Deutsche Bank AG, Germany's largest banking and financial services group.

SHAREHOLDER INFORMATION

Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "NewGermanyFd". Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ. It is also available, together with the Deutsche mark exchange rate and the DAX index, by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

For periodic updates please also visit our Web site: http://www.gffund.com.

There are three closed-end funds for your selection:

o  Germany Fund--investing primarily in equities of major German corporations.

o New Germany Fund--investing primarily in the middle-market German companies, and up to 20% outside Germany (with no more than 10% in any single country outside of Germany).

o  Central European Equity Fund--investing primarily in Central and Eastern
     Europe.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.



                                    [LOGO]


                               The New Germany
                                  Fund, Inc.


                              Semi-annual Report


                                June 30, 1999